UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

Integrity Health Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11765	22-3283541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2376 E Camelback Rd, Suite 600, Phoenix, AZ 85016

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 602-806-9292

For The Earth Corporation

20 E. Thomas Road, Suite 2200, Phoenix, AZ 85012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FTEG	OTC PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K/A (this “Report”) contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Integrity Health Corporation’s reports that it files from time to time with the Securities and Exchange Commission (“SEC”) and which you should review, including those statements under “Item 1A – Risk Factors” in the Integrity Health Corporation’s Annual Report on Form 10-K, as may be amended, supplemented or superseded from time to time by other reports Integrity Health Corporation files with the SEC.

These forward-looking statements should not be relied upon as predictions of future events, and Integrity Health Corporation cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Integrity Health Corporation or any other person that Integrity Health Corporation will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. Integrity Health Corporation. disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Report or to reflect the occurrence of unanticipated events, except as required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 28, 2021, Integrity Health Corporation, (the “Company”), acquired all of the issued and outstanding membership interests of Medical Aesthetics Solutions, LLC d/b/a Point Lumineux Med Spa (“Point Lumineux Med Spa”) from Lea Graf. Point Lumineux Med Spa offers a wide range of cosmetic services, including everything from nutritional counseling to CoolSculpting®. The acquisition was consummated on July 28, 2021 pursuant to a Sale of LLC Interest Agreement (“Purchase Agreement”) dated as of July 28, 2021, by and among the Company and Lea Graf. The purchase price consisted of 150,000.00 in cash, subject to certain adjustments as provided in the Purchase Agreement to increase the purchase price to $250,000.00. As a result of the acquisition, Point Lumineux Med Spa became a wholly-owned subsidiary of the Company.

The pro forma financial information included in this Report has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Point Lumineux Med Spa occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will achieve after the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements and related notes thereto of Point Lumineux Med Spa as of and for the year ended December 31, 2020, including the related audit report of the independent auditors, Urish, Popeck & Co, LLC.

(d)	Exhibits

Exhibit Number	Description
2.1	Sale of LLC Interest Agreement dated as of July 28, 2021, by and among the Integrity Health Corp. and Lea Graf.

2.2	Addendum to the Sale of LLC Interest Agreement, dated as of July 28, 2021, by and among the Integrity Health Corp., Sera Balderston and Lea Graf.

99.1	The audited financial statements and related notes thereto of Medical Aesthetics Solutions, LLC d/b/a Point Lumineux Med Spa as of and for the year ended December 31, 2020, including the related audit report of the independent auditors, Urish, Popeck & Co, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Integrity Health Corporation

By	/s/ NELSON GRIST
Name: NELSON GRIST Title: PRESIDENT & CEO

Date: August 11, 2021

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